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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERLEUKIN GENETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY STATEMENT
APRIL 29, 2009

Dear Stockholder,

        We cordially invite you to attend our 2009 annual meeting of stockholders to be held at 10:00 a.m. on Friday, June 12, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

        When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,
/s/ JAMES M. WEAVER JAMES M. WEAVER CHAIRMAN OF THE BOARD

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	June 12, 2009
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. The Chrysler Center, 666 Third Avenue, New York, NY 10017

PURPOSES:

1.
To elect Mary E. Chowning as a Class III director for a three-year term expiring at our 2012 Annual Meeting or until her successor is elected and qualified.

2.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

        You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on April 24, 2009. A list of stockholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

        All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ KENNETH S. KORNMAN KENNETH S. KORNMAN SECRETARY

i

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2009 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

        We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2009 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting.

        On or about May 11, 2009 we are mailing this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2008 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2008.

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2009. The proxy statement for our 2009 annual meeting and our 2008 annual report to security holders are available at www.proxyvote.com.

Who Can Vote?

        Only stockholders who owned our common stock or Series A Preferred Stock at the close of business on April 24, 2009 are entitled to vote at the annual meeting. On this record date, there were 32,010,837 shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding.

        You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 32,010,837 shares of common stock outstanding. Each share of our Series A Preferred Stock entitles the holder to approximately 5.63 votes. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,160,200 votes.

How Do I Vote?

        Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Limited, or you have stock certificates, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

  •
  In person at the meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

  •
  By Internet or by telephone.  Follow the instructions you receive from your broker to vote by Internet or telephone.

  •
  By mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

  •
  In person at the meeting.  Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote "FOR" the election of Mary E. Chowning to serve as a Class III director for a three-year term expiring at our 2012 Annual Meeting or until her successor is elected and qualified.

        If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters being presented at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

        If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

  •
  signing a new proxy card and submitting it as instructed above;

  •
  if your shares are held in street name, re-voting by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;

  •
  notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

        If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under "How Do I Vote?" If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under "How Do I Vote?," the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 1 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a "broker non-vote."

What Vote is Required to Approve the Proposal and How are Votes Counted?

Proposal 1: To elect Mary E. Chowning as a Class III Director of the Corporation	The affirmative vote of a plurality of our outstanding common stock present or represented by proxy and entitled to vote at the annual meeting is required to elect Mary E. Chowning as a Class III Director of the Corporation. Abstentions are not counted for purpose of electing directors. You may vote either FOR the nominee, or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, Computershare Limited, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. We plan to retain Broadridge Financial Services, Inc. to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $10,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock constitutes a quorum for this meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 10:00 a.m. on Friday, June 12, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as "householding," however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Limited, by calling them at 1-818-502-1404.

        If you do not wish to participate in "householding" and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another one of our shareholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

  •
  If your shares of our common stock are registered in your own name, please contact our transfer agent, and inform them of your request by calling them at 1-818-502-1404 or writing them at 1745 Gardena Avenue, Glendale, CA 91204-2991.

  •
  If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 20, 2009 for (a) the executive officers named in the Summary Compensation Table of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days following February 20, 2009 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, we believe that the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on a total of 31,830,887 shares of our common stock issued and outstanding on February 20, 2009.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent
Pyxis Innovations, Inc.	35,748,692	(2)	58.90%
7575 Fulton Street, East Ada, MI 49355

Stephen Garofalo	3,233,467	(3)	10.16%
Six Teal Court New City, NY 10956

Jeffrey K. Peterson	2,374,237	(4)	7.46%
1707 Waldenmere Street Sarasota, FL 34239

Named Executive Officers
Lewis H. Bender	416,136	(5)	1.31%
Kenneth S. Kornman, DDS, Ph.D.	1,514,973	(6)	4.76%
Eliot M. Lurier	26,500		*
Directors
James M. Weaver	—	(7)	*
Glenn S. Armstrong, Ph.D.	—	(8)	*
George D. Calvert	—	(9)	*
Mary E. Chowning	20,000		*
Thomas R. Curran, Jr.	—	(10)	*
All current executive officers and directors as a group (8 persons)	1,977,609	(11)	6.21%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)
Based solely on a Schedule 13D/A Amendment No. 8 filed on March 26, 2009 with the SEC by Pyxis Innovations Inc., which reported ownership as of March 10, 2009. Includes 5,000,000 shares of Series A Preferred Stock presently convertible into 28,160,200 shares of common stock.

(3)
Based solely on a Schedule 13G/A Amendment No. 7 filed on January 17, 2007 with the SEC by Mr. Garofalo, which reported ownership as of December 31, 2006. Mr. Garofalo is the beneficial owner as follows: (i) 2,368,500 of these shares are owned directly by Mr. Garofalo; (ii) 50,000 of these shares are owned by Mr. Garofalo's spouse; and (iii) 814,967 of these shares are owned by First Global Technology Corp. ("First Global"). Mr. Garofalo is the controlling stockholder of First Global and, as such, has voting and investment power of those shares of common stock owned by First Global.

(4)
Based solely on a Schedule 13G/A Amendment No. 3 filed on January 16, 2008 with the SEC by Mr. Peterson, which reported ownership as of December 31, 2007.

(5)
Includes 200,000 shares of common stock issuable upon exercise of options held by Mr. Bender within 60 days following February 20, 2009.

(6)
Includes 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner. As such, Dr. Kornman may be deemed the beneficial owner of these shares. Dr. Kornman disclaims beneficial ownership of these shares. Includes 495,000 shares of common stock issuable upon exercise of options held by Dr. Kornman within 60 days following February 20, 2009.

(7)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Weaver does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(8)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Dr. Armstrong does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(9)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Dr. Calvert does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(10)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Curran does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(11)
See footnotes 5 through 10 above.

MANAGEMENT

        Set forth below is the name of the individual nominated as a Class III director for election at the 2009 annual meeting, our other six directors whose terms do not expire this year and our executive officers, their ages, their position in the Company, their principal occupations or employment for at least the past five years, the length of their tenure as directors and, for our directors, the names of other public companies in which they hold directorships.

Name	Age	Position with the Company
Lewis H. Bender	50	Director, Chief Executive Officer
Kenneth S. Kornman, DDS, Ph.D.	61	Director, President, Chief Scientific Officer
Eliot M. Lurier	50	Chief Financial Officer & Treasurer
James M. Weaver(1)	44	Director and Chairman of the Board
Glenn S. Armstrong, Ph.D.(2)(3)	58	Director
George D. Calvert, Ph.D.(2)(3)	44	Director
Mary E. Chowning(1)(2)	47	Director
Thomas R. Curran Jr.(1)(3)	50	Director

    (1)
    Member of our Audit Committee

    (2)
    Member of our Nominating Committee

    (3)
    Member of our Compensation Committee

        LEWIS H. BENDER has been our Chief Executive Officer since January 22, 2008, and became a Director on July 24, 2008. Prior to joining us and since 1993, Mr. Bender worked in various capacities at Emisphere Technologies, Inc., a biopharmaceutical company that develops oral forms of injectable drugs. Those positions included Chief Technology Officer from May 2007 to January 2008, President and Interim Chief Executive Officer from January 2007 to May 2007, Member of the Office of the President from 2002 to January 2008, Senior Vice President of Business Development from 1997 to 2007, Vice President of Business Development from 1995 to 1997 and Director of Business Development from 1993 to 1995. Prior to joining Emisphere Technologies, Inc., Mr. Bender worked as a Production Planning Specialist at F. Hoffmann La-Roche AG, a Product Manager at Métaux Précieux SA Metalor and in various managerial capacities at Handy and Harman. Mr. Bender earned an MBA from the University of Pennsylvania's Wharton School of Business, an MA in International Studies from the University of Pennsylvania's School of Arts and Sciences and an MS and a BS in Chemical Engineering from Massachusetts Institute of Technology.

        KENNETH S. KORNMAN, DDS, Ph.D. is our co-founder, President and Chief Scientific Officer. He joined the Board of Directors on August 17, 2006. Prior to founding the Company in 1986, Dr. Kornman was a Department Chairman and Professor at The University of Texas Health Center at San Antonio. He has also been a consultant and scientific researcher for many major oral care and pharmaceutical companies. Dr. Kornman currently holds an academic appointment at Harvard University. He holds six patents in the pharmaceutical area, has published three books and more than 100 articles and abstracts and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman also holds an MS (Periodontics) and Ph.D. (Microbiology-Immunology) from the University of Michigan.

        ELIOT M. LURIER has been our Chief Financial Officer since April 30, 2008. He became Treasurer on July 24, 2008. Prior to joining the Company and since April 2005, Mr. Lurier was Vice President, Finance and Administration and Chief Financial Officer of Nucryst Pharmaceuticals, where he assisted in its initial public offering and was responsible for the company's reporting to the Securities and Exchange Commission and the implementation of Sarbanes-Oxley requirements. From April 2004 to March 2005, Mr. Lurier served as Chief Financial Officer and Chief Operating Officer for Bridge Pharmaceuticals, Inc., where he established financial policies for managing business operations. From 1983 to 2004, Mr. Lurier held a number of senior-level financial positions, including Chief Financial Officer of Admetric Biochem, Inc., and Chief Financial Officer, Treasurer and Vice President of Finance of Ascent Pediatrics, Inc. From 1981 to 1983, Mr. Lurier was an auditor at Coopers and Lybrand in Boston, MA. He earned a B.S. in Accounting from Syracuse University in 1980 and is a Certified Public Accounting in Massachusetts.

        JAMES M. WEAVER joined the Board of Directors in July 2007 and was appointed Chairman of the Board in September 2007. He is Vice President of Alticor Corporate Enterprises, a member of the Alticor Inc. family of companies, which is engaged in the principal business of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. In this role, Mr. Weaver is responsible for managing the current portfolio of Alticor's companies and directs its acquisition and growth. Prior to joining Alticor, Mr. Weaver worked for X-Rite Inc. where he held various leadership positions, including Senior Vice President and General Manager, Vice President of marketing and software development, Vice President of marketing and product development, as well as lead executive on several acquisitions. Mr. Weaver also founded and held the position of President and Chief Executive Officer of Bold Furniture Inc, and has held various leadership positions at Steelcase Inc. and Bissell Inc. Mr. Weaver received a Bachelor's degree in general studies from the University of Michigan in Ann Arbor. He also completed a consumer marketing course at the Kellogg School of Management at Northwestern University in Evanston, Ill. He holds professional memberships in the American Marketing Association, the Product Development Management Association, and the Design Management Institute, and serves on several non-profit and private company boards.

        GLENN S. ARMSTRONG, Ph.D. joined the Board of Directors on July 24, 2008. Dr. Armstrong is Vice President of Corporate/Business Innovations for Alticor Inc. and leads Alticor's Growth Through Innovation initiative. He joined Alticor in July 2007 from the Wm. Wrigley Jr. Company, where he was senior director and lead scientist of the company's New Ventures Group & Mergers and Acquisitions. Dr. Armstrong is the former founder and president of Armstrong Sargent Group, Inc., a marketing, research and development, and technology assessment consulting firm. He also held marketing, innovation and product development, and science research positions with Whirlpool Corp., Quaker Oats Company, and General Mills, Inc. Dr. Armstrong earned a Bachelor of Science degree in botany from Eastern Illinois University in Charleston, Ill. He received a Master of Science degree in food science, and a Ph.D. in food science from Purdue University in West Lafayette, Ind. He also studied with a research team as a research chemist at Massachusetts Institute of Technology.

        GEORGE D. CALVERT, Ph.D. joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis Innovations Inc. effective March 24, 2003. In March 2009 Dr. Calvert, was appointed Vice President, Supply Chain and Research & Development for Amway. In his current role, Dr. Calvert is responsible for global manufacturing, sourcing, logistics, facilities and all technical functions for Amway. Previously, he held the positions of Vice President, Research & Development/Quality Assurance, Director of Quality Assurance/Analytical Services and Senior Manager Home Tech Research & Development at Amway. Dr. Calvert earned a Ph.D. in Analytical Chemistry from the University of South Carolina and a Bachelor of Science degree in Chemistry from the College of William and Mary.

        MARY E. CHOWNING served as Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 28, 2003 to July 5, 2006. Ms. Chowning served as an Executive Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 5, 2006 to March 3, 2008 and also served as its Principal Accounting Officer from July 28, 2003 to March 3, 2008. Ms. Chowning retired from X-Rite Inc. on April 15, 2008. Prior to X-Rite, she co-founded the Wind River group of companies and served as its Managing Member, as well as its Chief Financial Officer for four years. Ms. Chowning began her career with Arthur Andersen LLP and spent 14 years in Public Accounting where she served in various positions of increasing responsibility with public and private clients in manufacturing, consumer products, technology and various service industries. She was made a Partner in the firm in 1996. Ms. Chowning is currently a member of the Board of Directors of Fincor Holdings, Inc., a privately held medical malpractice insurance and consulting company. Ms. Chowning is a graduate of the University of California where she holds a Bachelor of Arts in Economics. She is a Certified Public Accountant in California and a member of the American Institute of Certified Public Accountants.

        THOMAS R. CURRAN, JR. joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis Innovations Inc. effective March 24, 2003. In addition to his role as director, he served as our Interim Chief Executive Officer from July 2, 2007 through January 21, 2008. Mr. Curran is employed as the Associate General Counsel of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide, and which is the parent of Pyxis Innovations Inc. He has held this position for the past five years. Prior to joining Alticor, Mr. Curran was a partner in the law firm of Howard & Howard in Bloomfield Hills, Michigan. From 1982 to 1991, Mr. Curran worked for the Polaroid Corporation in various domestic and international financial and managerial positions. Mr. Curran holds a Bachelor of Arts from Providence College, a Master of International Management from the Thunderbird School of Global Management and a Juris Doctorate from Suffolk University Law School.

CORPORATE GOVERNANCE MATTERS

COMPOSITION OF OUR BOARD OF DIRECTORS

        We are managed under the direction of our Board of Directors. Our Board of Directors currently consists of seven directors and is divided into three classes: Class I, Class II, and Class III. The holders of shares of our Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the "Series A Directors"), who are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock. On July 24, 2008, Dianne E. Bennett resigned from our Board of Directors and Glenn S. Armstrong was appointed to replace her, thereby resulting in James M. Weaver, Glenn S. Armstrong, George D. Calvert, and Thomas R. Curran as our current Series A Directors. On July 24, 2008, our Board of Directors amended and restated our bylaws to, among other things, create two new non-Series A directorships resulting in three directorships that are to be held by other than Series A Directors. In addition to incumbent director Kenneth S. Kornman, DDS, Ph.D., who is serving as a Class I Director until the 2010 Annual Meeting, on July 24, 2008, Lewis H. Bender was elected to serve as a Class II Director until the 2011 Annual Meeting, and Mary E. Chowning to serve as a Class III Director until the 2009 Annual Meeting.

DIRECTOR INDEPENDENCE

        Our Board of Directors has determined that the following members qualify as independent directors under the definition promulgated by the NYSE Amex, LLC: Glenn S. Armstrong, Ph.D., George D. Calvert, Ph.D., Mary E. Chowning, Thomas R. Curran, Jr. and James M. Weaver.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

        Committees.    Our Board of Directors has established three standing committees, Audit, Compensation and Nominating, each as described below.

        Meeting Attendance.    During the fiscal year ended December 31, 2008, the Board of Directors met six times. Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which they are a member. The Board of Directors has adopted a policy under which each member is encouraged to make every reasonable effort to attend each annual meeting of our stockholders. Two of the directors attended our 2008 annual meeting of stockholders.

AUDIT COMMITTEE AND FINANCIAL EXPERTS

        The current members of our Audit Committee are Mary E. Chowning (Chair), James M. Weaver, and Thomas R. Curran, Jr. Our Audit Committee met seven times during the fiscal year ended December 31, 2008. Our Audit Committee is responsible for retaining and overseeing our independent accountants, approving the services performed by them and reviewing our annual financial statements, accounting policies and our system of internal controls. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and the NYSE Amex, LLC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Ms. Chowning and Mr. Weaver are each "audit committee financial experts" as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. A copy of the Audit Committee's written charter is publicly available on our website at www.ilgenetics.com.

COMPENSATION COMMITTEE

        Our Compensation Committee currently consists of George D. Calvert (Chair), Glenn S. Armstrong, Ph.D, and Thomas R. Curran, Jr. Our Compensation Committee met two times during the fiscal year ended December 31, 2008. Our Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants under our 2000 Employee Stock Compensation Plan and 2004 Directors, Officers and Employees Stock Compensation Plan. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definitions promulgated by the NYSE Amex, LLC. A copy of the Compensation Committee's written charter is publicly available on our website at www.ilgenetics.com.

NOMINATING COMMITTEE

        Our Nominating Committee currently consists of Glenn S. Armstrong, Ph.D. (Chair), George D. Calvert, and Mary E. Chowning. Our Nominating Committee did not meet during the fiscal year ended December 31, 2008. All members of the Nominating Committee qualify as independent under the definition promulgated by the NYSE Amex, LLC. This committee's role is to make recommendations to the Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to the particular nominees. The Nominating Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors, or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2010 Annual Meeting of Stockholders using the procedures set forth in the Company's By-laws, it must follow the procedures described in "Stockholder Proposals and Nominations For Director" of this proxy statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. A copy of the Nominating Committee's written charter is publicly available on our website at www.ilgenetics.com.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serve on the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. There is no family relationship between or among the directors (including the Series A Directors) or the executive officers.

Shareholder Communications to the Board

        Generally, shareholders who have questions or concerns regarding Interleukin should contact Investor Relations at (781) 398-0700. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

  •
  junk mail and mass mailings

  •
  resumes and other forms of job inquiries

  •
  surveys

  •
  solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Corporate Opportunity Agreement

        We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Series A Preferred Stock Purchase Agreement dated March 5, 2003, regulates and defines the conduct of certain of our affairs as they may involve Pyxis Innovations Inc. as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

        Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

        Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

        The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the total compensation awarded or paid to, accrued or earned during the fiscal years ended December 31, 2008 and 2007 by our current Chief Executive Officer, our former Interim Chief Executive Officer, who served in that capacity for a portion of 2008, and our next two most highly compensated executive officers who were employed by us as of December 31, 2008 and whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2008, which include our President and Chief Scientific Officer and our Chief Financial Officer. We refer to these individuals as our "Named Executive Officers."

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(7)	Option Awards ($)(1)(7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(8)	Total ($)
Lewis H. Bender	2008	$319,077	$108,150	$29,700	$75,193	$—	$—	$43,732	$575,853
Chief Executive Officer(2)

Thomas R. Curran, Jr.	2008	$—	$—	$—	$—	$—	$—	$—	$—
Interim Chief Executive Officer(3)(4)	2007	$—	$30,000	$—	$—	$—	$—	$—	$30,000

Eliot M. Lurier	2008	$144,389	$54,240	$4,455	$5,905	$—	$—	$—	$208,989
Chief Financial Officer(5)

Kenneth S. Kornman	2008	$338,692	$—	$9,781	$5,011	$—	$—	$9,643	$363,127
President and Chief Scientific Officer(6)	2007	$341,308	$—	$10,219	$—	$—	$—	$10,197	$361,724

(1)
See Note 13 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of the stock awards.

(2)
Mr. Bender joined the Company on January 22, 2008 as Chief Executive Officer. Mr. Bender received a sign on bonus of $35,000. In addition Mr. Bender received a total performance bonus of $102,850 of which $73,150 was paid in cash and $29,700 was paid in 110,000 shares of the Company's common stock valued at the closing price of $.27 on March 13, 2009 quoted on the NYSE Amex, LLC.

(3)
Mr. Curran was appointed as the Company Interim Chief Executive Officer in July 2007.

In December, 2007, we entered into an agreement with Alticor, Inc., effective as of July 3, 2007, with respect to the services of Mr. Curran. Pursuant to the terms of the agreement, and in exchange for Mr. Curran's services as our Interim Chief Executive Officer during the term of the agreement, we agreed to pay directly to Alticor $30,000 per month, or a total of $180,000 for the year ended December 31, 2007, and $60,000 for the period ended February 29, 2008, when Mr. Curran completed the transition of being our Interim Chief Executive Officer.

(4)
On March 25, 2008, the Compensation Committee of our Board of Directors approved a one-time, completion-of-service, discretionary bonus of $30,000 for Thomas R. Curran, Jr. in recognition of Mr. Curran's performance as our Interim Chief Executive Officer from July 2007 through January 22, 2008.

(5)
Mr. Lurier joined the Company on April 30, 2008 as Chief Financial Officer. Mr. Lurier received a sign on bonus of $15,000. In addition Mr. Lurier received a total performance bonus of $43,695 of which $39,240 was paid in cash and $4,455 was paid in 16,500 shares of the Company's common stock valued at the closing price of $.27 on March 13, 2009 quoted on the NYSE Amex, LLC.

(6)
Dr. Kornman also held the position of Chief Executive Officer from March 31, 2006 through August 16, 2006.

(7)
Represents the compensation expense incurred in fiscal 2007 & 2008 in connection with stock & option grants.

Mr. Bender received a stock option of 500,000 shares granted upon his joining the company of January 22, 2008.

Mr. Lurier received a stock option of 40,000 shares granted upon his joining the company of April 30, 2008.

Dr. Kornman received a stock option of 75,000 shares granted upon the signing of a new employment agreement on November 12, 2008.

Dr. Kornman received a stock option of 37,500 shares granted upon the signing of a new employment agreement on March 31, 2006 at 12,500 on each of the anniversary date.

(8)
Mr. Bender received reimbursement for living expenses amounting to $42,232 and a $1,500 401K company contribution for the year ended December 31, 2008.

Dr. Kornman received reimbursement of $2,720 for Life Insurance in 2007 and 2008, and a car allowance of $7,477 and $6,923 in 2007 and 2008 respectively.

Narrative Disclosure to Summary Compensation Table

        The compensation paid to our named executive officers in 2008 summarized in our Summary Compensation Table above is determined in accordance with employment agreements that we have entered into with each of our named executive officers (excluding our former Interim Chief Executive Officer, Mr. Curran). These agreements provide a compensation package, including severance benefits, to our named executive officers. The material terms of these agreements are discussed under the caption "Employment Agreements" below.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows stock option awards outstanding (vested and unvested) and unvested stock awards outstanding as of December 31, 2008, including both awards subject to performance conditions and non-performance-based awards, for each of the executive officers in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Thomas R. Curran, Jr.	—	—	—	—	—	—	—	—	—
Lewis H. Bender	100,000	400,000	—	$1.06	1/22/2018	—	—	—	—
Kenneth S. Kornman	13,750	—	—	$0.75	3/17/2009	—	—	—	—
	40,000	—	—	$2.88	11/29/2009	—	—	—	—
	150,000	—	—	$1.22	4/4/2011	—	—	—	—
	30,000	—	—	$0.91	3/17/2012	—	—	—	—
	30,000	—	—	$1.65	3/23/2013	—	—	—	—
	30,000	—	—	$4.70	12/11/2013	—	—	—	—
	150,000	—	—	$4.70	12/11/2013	—	—	—	—
	30,000	—	—	$3.65	12/14/2014	—	—	—	—
	—	25,000	—	$1.40	4/2/2018	—	—	—	—
	30,000	45,000	—	$0.48	11/12/2018	—	—	—	—
								12,500	2,500
Eliot M. Lurier	—	40,000	—	$1.49	4/30/2018	—	—	—	—
(1)
The market value of the stock awards is determined by multiplying the number of shares times $0.20, the closing price of our common stock on the NYSE Amex, LLC on December 31, 2008, the last trading day of our fiscal year.

Employment Agreements

Lewis H. Bender

        Effective as of January 22, 2008, we entered into a two-year employment agreement with Lewis H. Bender for the position of Chief Executive Officer that provides for automatic annual renewal terms. The agreement also provides that Mr. Bender will serve as a member of our Board of Directors for as long as he serves as our Chief Executive Officer. The agreement provides for a minimum annual base salary of $340,000, a sign-on bonus of up to $35,000 payable over the first six months of employment and annual, discretionary bonuses of up to 50% of his base salary based upon our financial performance. In addition, the agreement provides for the reimbursement of Mr. Bender's relocation and living expenses for the first twelve months of employment. Upon hire, Mr. Bender was also granted an option to purchase 500,000 shares of our common stock at an exercise price equal to the closing price as reported on the NYSE Amex, LLC on the effective date of the agreement, which option shall vest in equal annual installments on the option grant date and February 1 of each of the years 2009, 2011, 2012, and 2013.

        The agreement is terminable by us with immediate effect if with cause or upon thirty days prior written notice without cause and by Mr. Bender upon thirty days prior written notice with good reason or upon ninety days prior written notice without good reason. If we terminate Mr. Bender without cause or Mr. Bender terminates his employment with good reason, then we will pay Mr. Bender, in addition to any accrued, but unpaid compensation employment, twelve months of his base salary if the termination occurs within the second year of employment, and eighteen months of his base salary if the termination occurs at any time after the inception of his third year of employment. If we terminate

Mr. Bender without cause or Mr. Bender terminates his employment with good reason after a change of control, then we will pay Mr. Bender, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to twelve months of his base salary if the termination occurs within the first year of employment, eighteen months of his base salary if the termination occurs within the second year of employment, and twenty-four months of his base salary if the termination occurs at any time after the inception of this third year of employment. The agreement provides that Mr. Bender will be prohibited, for a period of twelve months following the termination of Mr. Bender's employment with us, from accepting employment, or otherwise becoming involved, with one of our competitors, from providing services to others that might conflict with the our interests or our customers' or clients' interests, from sharing information or data pertaining to our customers or clients with others, from soliciting or attempting to take away our customers or clients, from recruiting or attempting to recruit or hire or attempt to hire any of our employees.

Kenneth S. Kornman, DDS, Ph.D.

        On March 30, 2006, we entered into an Employment Agreement with our President, then-Chief Executive Officer, and Chief Scientific Officer, Kenneth S. Kornman. Under the Agreement, Dr. Kornman will be employed for a period of three years, will receive a base salary at an annual rate of $340,000 and will be eligible to receive annual bonuses solely at the discretion of the Board of Directors. While Dr. Kornman remains employed by us, he will receive a grant of 12,500 shares of our common stock on the first three anniversaries of March 30, 2006. Dr. Kornman will be entitled to participate in our employee benefit plans that we provide or may establish for the benefit of our executives management generally (for example, group life, disability, medical, dental and other insurance, retirement pension, profit-sharing and similar plans). While Dr. Kornman remains employed by us, he will receive $3,296 annually for reimbursement of life insurance premiums and $600 per month as an automobile allowance.

        Pursuant to the Agreement, if Dr. Kornman is terminated for Cause (as defined in the Agreement) or leaves without Good Reason (as defined in the Agreement), we shall not be obligated to make any further payment to Dr. Kornman (other than accrued and unpaid base salary and expenses to the date of termination), or continue to provide any benefit (other than benefits which have accrued pursuant to any plan or by law) to Dr. Kornman under the Agreement. Under the Agreement termination as a result of Dr. Kornman's death or disability is treated effectively as a termination for Cause. If Dr. Kornman is terminated by us without Cause or if Dr. Kornman terminates his employment with us for Good Reason (as defined in the Agreement), then, in addition to the accrued salary and benefits, Dr. Kornman shall be entitled to: (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to twelve (12) months following termination; and (ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to twelve (12) months following termination.

        If Dr. Kornman is terminated by us upon a Cessation of the Business (as defined in the Agreement) Dr. Kornman shall be entitled to (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to three (3) months following termination; and (ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to three (3) months following termination.

        If Dr. Kornman is terminated by us without Cause (as defined in the Agreement), Dr. Kornman terminates his employment with us for Good Reason (as defined in the Agreement), or the term of the Agreement expires, then Dr. Kornman shall be permitted to exercise any then-outstanding stock options for a period of up to two years from such termination.

        On November 12, 2008, we entered into a new employment agreement with Dr. Kornman, as our President and Chief Scientific Officer, for a three-year term, commencing on March 31, 2009, which is the date after his current employment agreement expires. Under the new agreement, Dr. Kornman will receive an annual salary of $360,000 and will be eligible to receive annual bonuses solely at the discretion of the Board of Directors. Under the agreement, Dr. Kornman is entitled to receive a stock option to purchase 75,000 shares of common stock, at an exercise price equal to the closing price as reported on the NYSE Amex, LLC on the grant date. The option will vest with respect to 30,000 shares on the grant date of the option and with respect to 15,000 shares on each of March 31, 2010, 2011, and 2012. Under the agreement, Dr. Kornman will continue to be entitled to participate in employee benefit plans that we provide or may establish for the benefit of our executive management generally (for example, group life, disability, medical, dental and other insurance, retirement pension, profit-sharing and similar plans). In addition, while Dr. Kornman remains employed by us, we will reimburse him $3,296 annually for payment of life insurance premiums.

        The agreement is terminable by us with immediate effect if with cause or upon thirty days prior written notice without cause. The agreement is terminable by Dr. Kornman upon thirty days prior written notice. If we terminate Dr. Kornman without cause or Dr. Kornman terminates his employment with good reason, then Dr. Kornman is entitled to, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to twelve months of his base salary and continued participation in any employee health plan for up to twelve months following termination. If we terminate Dr. Kornman in connection with a Cessation of our Business (as defined in the agreement), then Dr. Kornman is entitled to, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to three months of his base salary and continued participation in any employee health plan for up to three months following termination.

        The agreement also provides that Dr. Kornman will be prohibited, for a period of twelve months following the termination of Dr. Kornman's employment with us, from accepting employment, or otherwise becoming involved, with one of our competitors, from providing services to others that might conflict with our interests or our customers' or clients' interests, from sharing information or data pertaining to our customers or clients with others, from soliciting or attempting to take away our customers or clients, and from recruiting or attempting to recruit or hire or attempt to hire any of our employees.

Eliot M. Lurier

        Effective April 30, 2008, we entered into a one-year employment agreement with Eliot M. Lurier for the position of Chief Financial Officer that provides for automatic annual renewal terms. The agreement provides for a minimum annual base salary of $217,000, a sign-on bonus of up to $15,000 payable following the first four months of employment and annual, discretionary bonuses of up to 30% of his base salary in effect during the year for which the bonus relates. Bonuses will be determined by the Compensation Committee of the Board of Directors upon the suggestion of the Chief Executive Officer and will be based upon the employee's performance and the overall performance of the Company for the year. Upon hire, Mr. Lurier was also granted an option to purchase 40,000 shares of our common stock at an exercise price equal to the closing price as reported on the NYSE Amex, LLC on the grant date of the option. The option will vest in equal annual installments of 8,000 shares on each of the first five anniversaries of the grant date.

        The agreement is terminable by (i) us with immediate effect if with cause or upon thirty days prior written notice if without cause, or (ii) Mr. Lurier upon thirty days prior written notice. If we terminate Mr. Lurier without cause and at any time following the three-month anniversary of April 30, 2008, then we will pay Mr. Lurier, in addition to any accrued, but unpaid, compensation prior to the termination, an amount equal to six months of his base salary in effect at the time of the termination and six months of continued healthcare coverage, to the same extent that we provided healthcare coverage during his employment, if Mr. Lurier elects to continue participation in our health plan.

Director Compensation

        The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2008 to each of our non-executive directors.

Name (a)	Fees Earned or Paid in Cash ($)(b)	Option Awards ($)(d)		All Other Compensation ($)(g)	Total ($)(h)
Mary E. Chowning	$15,406	$1,679	(1)	-0-	$17,085

(1)
Represents the FAS 123R value attributable to the grant of 15,000 options to purchase our common stock upon her appointment to our Board of Directors on July 24, 2008.

        The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our board. Our policy is to pay each non-employee member of our Board of Directors $1,000 in cash compensation for each meeting of the Board of Directors attended in person by that director and 15,000 stock options to vest on the first anniversary of the grant date. Each of the current non-employee members of our Board of Directors who is also a Series A director declined such compensation for 2008 and thus we did not pay them for their Board service. In certain circumstances, we pay our non-employee directors annual board service and committee service retainers quarterly, which are pro-rated for partial service, if appropriate. All of the directors are, however, reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings. In July 2008, when our board elected Mary E. Chowning as a director who is not a Series A Director and not an executive director, we agreed to pay Ms. Chowning the following compensation:

  •
  for service as a director, an annual retainer of $14,000 and $1,500 for each board meeting attended in person, by teleconference or by video;

  •
  for service as the chair of our audit committee, an annual retainer of $7,500 and $1,500 for each audit committee meeting attended in person, by teleconference or by video; and

  •
  for joining us as a director, a grant of 15,000 options to purchase our common stock at an exercise price equal to the closing price of our common stock on the grant date, which vests in equal annual installments on each of the four anniversaries of the grant date.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,766,523	$2.23	1,426,928
Equity compensation plans not approved by security holders(2)	334,394	2.88	—

Total	2,100,917	$2.33	1,426,928

(1)
These plans consist of our 1996 Equity Incentive Plan, our 2000 Employee Stock Compensation Plan and our 2004 Employee, Director and Consultant Stock Plan.

(2)
These plans consist of the Non-Qualified Stock Option Agreements, between the Company and Philip R. Reilly, dated June 1, 1999 and November 30, 1999.

Summary Description of the Company's Non-Stockholder Approved Equity Compensation Plans

        On June 1, 1999, we entered into a Non-Qualified Stock Option Agreement with Philip R. Reilly to induce him to enter a consulting services agreement dated the same day and to encourage him to become our Chairman of the Board of Directors. Pursuant to the Agreement, we granted Dr. Reilly the option to purchase 240,000 shares of our common stock at $.50 per share on or before the option's expiration date of June 1, 2009. These options vested in equal increments of 8,000 shares per month over thirty months and became fully vested on December 1, 2001. Dr. Reilly has exercised this option with respect to all 240,000 shares of common stock. The options are non-transferable.

        On November 30, 1999, we entered into an additional Non-Qualified Stock Option Agreement with Philip R. Reilly to further induce him to become our Chairman of the Board of Directors. Pursuant to the Agreement, we granted Dr. Reilly the option to purchase 351,394 shares of our common stock at $2.875 per share on or before the option's expiration date of November 30, 2009. These options vested in equal increments of 9,760 shares per month over a period of thirty-six months and became fully vested on November 30, 2002. Dr. Reilly has exercised this option with respect to 17,000 shares of common stock. The options are non-transferable.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE Alternext US, LLC, on which the company's shares are listed, has furnished the following report.

        The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The committee's role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.ilgenetics.com. The committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton LLP, our independent auditors. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2008, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and Grant Thornton LLP, our independent auditors;

  •
  Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Grant Thornton LLP regarding its independence in accordance with applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP's communications with the Audit Committee. The Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

                      MEMBERS OF THE AUDIT COMMITTEE:
                      Mary E. Chowning (Chair)
                      Thomas R. Curran, Jr.
                      James M. Weaver

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that an initial report of ownership on Form 3 and one report of changes in beneficial ownership on Form 4 were filed late by each of Mr. Bender and Mr. Lurier.

CODE OF CONDUCT AND ETHICS

        We have adopted a corporate code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the corporate code of conduct and ethics is publicly available on our website at www.ilgenetics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers; our directors; the beneficial owners of more than 5% of our securities; the immediate family members of any of the foregoing persons; and any other persons whom the Board determines may be considered related persons, any such person being referred to as a "related person."

        The following is a description of arrangements that we have entered into with related persons during the fiscal year ended December 31, 2008 and were approved by our Audit Committee. We believe that the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

        Effective as of September 1, 2008, the Company and Access Business Group International LLC ("ABG"), an affiliate of Alticor Inc. and an affiliate of our primary stockholder, amended the formerly exclusive license agreement to render the license non-exclusive, thereby generally allowing the Company to license its intellectual property to third parties in addition to ABG. The parties also amended the license agreement to remove the right of first negotiation, which the Company had granted to ABG upon entry into the license agreement, for the commercialization of all of the Company's current and future intellectual property into products/services outside of the field of nutrigenomics and dermagenomics.

        On August 17, 2006, the Company entered into a stock purchase agreement and further amended its note purchase agreement with Pyxis Innovations Inc. ("Pyxis"), an affiliate of Alticor and our primary stockholder, dated October 23, 2002, as amended, to, among other things, provide for the establishment of a $14.3 million convertible credit facility with Pyxis. Subject to certain customary conditions, the agreements contemplated that the Company could draw down against the convertible credit facility until August 17, 2008. On June 10, 2008, the Company drew down $4,000,000 under the convertible credit facility, leaving $10.3 million of available credit, and issued a convertible promissory note to Pyxis in that amount. On August 12, 2008, the Company and Pyxis amended the agreements to extend the expiration date of the credit facility to permit borrowing at any time prior to March 31, 2009.

        On March 11, 2009, the Company entered into an amended and restated note purchase agreement, dated as of March 10, 2009, with Pyxis to extend the availability of the credit facility described below until March 31, 2010. The credit facility had been scheduled to expire on March 31, 2009. The original note purchase agreement, entered into on October 23, 2002, was subsequently amended on November 13, 2002, January 28, 2003, March 5, 2003, February 23, 2006, August 17, 2006 and August 12, 2008. Pursuant to the note purchase agreement, as so amended, Pyxis extended to the Company a credit facility in the amount of $14.3 million. In June 2008, the Company drew down $4.0 million under this credit facility, leaving $10.3 million of remaining availability. The Company may now borrow under the credit facility until March 31, 2010. All such borrowing becomes due on August 16, 2011 and is convertible into shares of common stock at a conversion price equal to $5.68 per share.

ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

        Our annual report on form 10-K for the year ended December 31, 2008, as filed with the SEC, is available on our website at www.ilgenetics.com. In addition, upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, we will provide, without charge, a copy this report (without exhibits). Requests should be directed to Investor Relations, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

        To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by Interleukin under the Securities Act of 1933, as amended, or the Exchange Act, the section of this proxy statement entitled "Audit Committee Report" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table presents fees for professional audit services rendered by Grant Thornton, LLP for the audit of the Company's annual financial statements for the years ended December 31, 2008 and December 31, 2007 and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2008	2007
Audit fees(1)	$303,245	$441,647
Audit related fees	—	—
Tax fees	—	—
All other fees(2)	7,385	—

Total	$310,630	$441,647

    (1)
    Audit fees consist of fees for professional services rendered for the audit of the Company's annual financial statements, a review of the interim financial statements included in the quarterly reports and a review of internal controls over financial reporting (Section 404 of the Sarbanes-Oxley Act of 2002).

    (2)
    All other fees consist of non audit service fees paid to our audit firm and approved by our audit committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to the engagement of the independent auditor for the next year's audit, management will submit to the Audit Committee for approval a summary of the services expected to be rendered during that year for each of four categories of services.

        1.     Audit  services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related  services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax  services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees  are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 1: TO ELECT MARY E. CHOWNING TO SERVE AS A CLASS III DIRECTOR UNTIL THE 2012 ANNUAL MEETING OR UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.

        On March 4, 2009, the Board of Directors nominated Mary E. Chowning for election at the 2009 Annual Meeting. The Board of Directors currently consists of seven members, classified into three classes as follows: four members who are Series A Directors are not apportioned among the classes, Kenneth S. Kornman, DDS, Ph.D. constitutes Class I with a term ending in 2010; Lewis H. Bender constitutes Class II with a term ending in 2011; and Mary E. Chowning constitutes Class III with a term which expires at the upcoming Annual Meeting. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        The Board of Directors has voted to nominate Mary E. Chowning for election at the 2009 Annual Meeting for a term of three years to serve until the 2012 Annual Meeting of Stockholders, and until her successor is elected and qualified. The Class I director will serve until the 2010 Annual Meeting and the Class II director will serve until the 2011 Annual Meeting of Stockholders, and, in each case, until their respective successors have been elected and qualified.

        Ms. Chowning is an existing director of the Company, who was elected by the Board of Directors to fill a vacancy on July 24, 2008. Ms. Chowning has agreed to be named and has indicated her intent to serve if elected. Ms. Chowning's biographical information is contained in the section in this proxy statement entitled "Management."

        Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of Mary E. Chowning. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in her place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.

        The enclosed form of the proxy provides a means for the holders of common stock to vote for the nominee listed or withhold authority to vote the nominee. Each properly executed proxy received in time for the 2009 Annual Meeting will be voted as specified, or if a shareholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, the shares will be voted for the nominee listed or for another nominee as provided above. The director nominee receiving the affirmative vote of a plurality of our outstanding common stock present or represented by proxy and entitled to vote at the annual meeting will be elected as director. Abstentions and broker non-votes will not be included in the vote totals and, therefore, will not affect the outcome of the election.

The Board of Directors recommends a vote "FOR" the election of Mary E. Chowning as a Class III director, and proxies solicited by the Board will be voted in favor, unless a stockholder indicates otherwise on the proxy.

 OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our 2010 Annual Meeting of Stockholders, stockholder proposals, including nominations for director, must be received no later than January 1, 2010. To be considered for presentation at the 2010 Annual Meeting, although not included in the proxy statement, proposals must be received no later than April 13, 2010 and not before March 14, 2010. Proposals received after April 13, 2010 will not be voted on at the 2010 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals and nominations for director should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Waltham, Massachusetts
April 29, 2009

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date INTERLEUKIN GENETICS, INC. M14001-P75998 INTERLEUKIN GENETICS, INC. 135 BEAVER STREET WALTHAM, MA 02452 Please indicate if you plan to attend this meeting. 01) Mary E. Chowning For address changes and/or comments, please check this box and write them on the back where indicated. 0 0 0 Yes No The Board of Directors recommends you vote FOR Proposal. 1. Election of Director (or if any nominee is not available for election, such substitute as the Board of Directors may designate): YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF THREE WAYS: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THANK YOU FOR VOTING. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proposal to elect Mary E. Chowning as a director of the Company. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 29, 2009 in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, June 12, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at The Chrysler Center, 666 Third Avenue, New York, NY 10017 and hereby appoints Lewis H. Bender and Eliot M. Lurier, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy. This Proxy, when executed, will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of a Director. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting. If you wish to vote by telephone or Internet, please read the directions on the [reverse side/following page/below]. INTERLUKIN GENETICS, INC. 135 Beaver Street, Waltham, MA 02452 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS June 12, 2009 Interleukin Genetics BOARD OF DIRECTORS SOLICITS THIS PROXY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. M14002-P75998